UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2005

WATSON WYATT & COMPANY HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 H Street NW Washington, DC		20006-3900
(Address of principal executive offices)		(Zip Code)

(202) 715-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a press release on August 16, 2005, Watson Wyatt & Company Holdings, Inc. (the “Company”) announced and commented on its financial results for the fourth quarter and full fiscal year of 2005 and provided a financial outlook for fiscal 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.   Reconciliation of non-GAAP numbers included in the press release is attached hereto as Exhibit 99.2

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.      The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Watson Wyatt & Company Holdings, Inc.’s earnings release for the fourth quarter and full fiscal year of 2005.
99.2	Reconciliation of Non-GAAP measures

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings

(Registrant)

Date:	August 16, 2005	BY:	/s/ John J. Haley
John J. Haley
President and Chief Executive Officer

Date:	August 16, 2005	BY:	/s/ Carl D. Mautz
Carl D. Mautz
Vice President and Chief Financial Officer